Dated

March 28, 2007

DEBENTURE

between

Advance Homeland Security PLC

and

Conquistador Investments Limited

THIS AGREEMENT is dated March 28, 2007

Parties

(1)
ADVANCE HOMELAND SECURITY PLC, a Public Limited Company registered in England with company number 5916772 whose registered office is at Savannah House, 5th Floor, 11 Charles II Street, London SW1Y 4QU (Borrower).

(2)	CONQUISTADOR INVESTMENTS LIMITED, a company incorporated in Gibraltar with a place of business at Suite F8, International Commercial Centre, Main Road, Gibraltar (Lender).

Background

(A)	The Lender has agreed pursuant to the Facility Agreement to provide the Borrower with loan facilities on a secured basis.

(B)	This debenture provides the security which the Borrower has agreed to give the Lender for the loan facilities.

Agreed terms

1.	Definitions and interpretation

1.1	Definitions

In this agreement the definitions and rules of interpretation in this clause apply.

Administrator: an administrator appointed to manage the affairs, business and property of the Borrower pursuant to paragraph 15 of Schedule 4.

Business Day: a day (other than a Saturday or Sunday) on which banks are open for general business both in London and New York.

Charged Property: all the assets, property and undertaking legally and beneficially owned in their entirety for the time being subject to the security interests created by this debenture (and references to the Charged Property include references to any part of it).

Costs: all costs, charges, expenses and liabilities of any kind including, without limitation, costs and damages in connection with litigation, professional fees, disbursements and any value added tax charged on Costs.

Encumbrance: any mortgage, charge (whether fixed or floating, legal or equitable), pledge, lien, assignment by way of security, or other security interest securing any obligation of any person or any other agreement or arrangement having a similar effect.

Equipment: all present and future equipment, plant, machinery, tools, vehicles, furniture, fittings, installations and apparatus and other tangible moveable property for the time being owned by the Borrower, including any part of it and all spare parts, replacements, modifications and additions.

Facility Agreement: the term facility agreement dated [DATE] between the Borrower and the Lender for the provision of loan facilities secured by this debenture.

Properties: all freehold and leasehold properties (whether registered or unregistered) and all commonhold properties, now or in the future (and from time to time) legally and beneficially owned in their entirety by the Borrower and Property means any of them.

Receiver: a receiver and/or manager of any or all of the Charged Property appointed pursuant to paragraph 6 of Schedule 4.

Secured Liabilities: all present and future monies, obligations and liabilities owed by the Borrower to the Lender, whether actual or contingent and whether owed jointly or severally, as principal or surety and/or in any other capacity whatsoever, under or in connection with the Facility Agreement and for the avoidance of doubt such monies, obligations and liabilities include all interest accruing on them and those arising under to clause 12.3.

Security Period: the period starting on the date of this debenture and ending on the date on which all the Secured Liabilities have been unconditionally and irrevocably paid and discharged in full.

1.2	Interpretation

In this debenture:

(a)
any reference to any statute or statutory provision includes a reference to any subordinate legislation made under that statute or statutory provision, to any modification, re-enactment or extension of that statute or statutory provision and to any former statute or statutory provision which it consolidated or re-enacted before the date of this debenture;

(b)	a reference to one gender includes a reference to the other gender;

(c)	words in the singular include the plural and in the plural include the singular;

(d)	a reference to a clause or schedule is to a clause or schedule of or to this debenture unless the context requires otherwise;

(e)
a reference to this debenture (or any specified provision of it) or any other document shall be construed as a reference to this debenture, that provision or that document as in force for the time being and as amended, varied or supplemented from time to time in accordance with its terms, or, as the case may be, with the agreement of the relevant parties and (where such consent is, by the terms of this debenture or the relevant document, required to be obtained as a condition to such amendment being permitted) the prior written consent of the Lender;

(f)	a reference to a person shall be construed as including a reference to an individual, firm, corporation, unincorporated body of persons or any state or any agency of a person;

(g)	a reference to an amendment includes a supplement, variation, novation or re-enactment (and amended shall be construed accordingly);

(h)	a reference to assets includes present and future properties, undertakings, revenues, rights and benefits of every description;

(i)	a reference to an authorisation includes an authorisation, consent, licence, approval, resolution, exemption, filing, registration and notarisation;

(j)
a reference to a regulation includes any regulation, rule, official directive, request or guideline (whether or not having the force of law) of any governmental, inter-governmental or supranational body, agency, department or regulatory, self-regulatory or other authority or organisation; and

(k)	the headings do not form part of this debenture or any part of it and do not affect its interpretation.

1.3	Clawback

If the Lender considers that an amount is capable of being avoided or otherwise set aside on liquidation or administration of the Borrower or otherwise, then that amount shall not be considered to have been irrevocably paid for the purposes of this debenture.

1.4	Nature of security over real property

A reference in this debenture to a charge or mortgage of any freehold, leasehold or commonhold property includes:

(a)	all buildings and fixtures (including trade and tenant's fixtures) which are at any time situated on that property;

(b)	the proceeds of sale of any part of that property; and

(c)	the benefit of any covenants for title given or entered into by any predecessor in title of the Borrower in respect of that property or any monies paid or payable in respect of those covenants.

1.5	Law of Property (Miscellaneous Provisions) Act 1989

For the purposes of section 2 of the Law of Property (Miscellaneous Provisions) Act 1989 the terms of the Facility Agreement and of any side letters between any parties in relation to the Facility Agreement are incorporated in this debenture.

1.6	Land Registration Rules 1925

For the purposes only of Rule 139 of the Land Registration Rules 1925 (as amended) the Facility Agreement does not form part of the terms and conditions of this debenture.

1.7	Insolvency Act 1986

Paragraph 14 of Schedule B1 to the Insolvency Act 1986 (as inserted by section 248 of, and Schedule 16 to, the Enterprise Act 2002) applies to the floating charge created by this debenture.

2.	Covenant to pay

The Borrower shall on demand pay to the Lender and discharge the Secured Liabilities when they become due.

3.	Grant of security

3.1	Charging clause

As a continuing security for the payment and discharge of the Secured Liabilities, the Borrower with full title guarantee:

(a)	charges to the Lender, by way of first fixed charge:

(i)    all Properties acquired by the Borrower in the future;

(ii)   all present and future interests of the Borrower not effectively mortgaged or charged under the preceding provisions of this clause 3 in or over freehold or leasehold property;

(iii)  all present and future rights, licences, guarantees, rents, deposits, contracts, covenants and warranties relating to the Properties;

(iv)  all licences, consents and authorisations, statutory or otherwise held or required in connection with the Borrower's business or the use of any Charged Property and all rights in connection with them;

(v)   all present and future goodwill and uncalled capital for the time being of the Borrower; and

(vi)   all Equipment; and

(b)
charges to the Lender, by way of first floating charge, all the undertaking, property, assets and rights of the Borrower at any time not effectively mortgaged, charged or assigned pursuant to clause 3.1(a).

3.2	Automatic conversion of floating charge

The floating charge created by clause 3.1(b) shall automatically and immediately (without notice) be converted into a fixed charge over the relevant Charged Property if:

(a)	the Borrower:

(i)    creates or attempts to create an Encumbrance without the prior written consent of the Lender or any trust in favour of another person over all or any part of the Charged Property; or

(ii)  disposes or attempts to dispose of all or any part of the Charged Property other than property subject only to the floating charge while it remains uncrystallised in the ordinary course of business; or

(b)	a receiver is appointed over all or any of the Charged Property that is subject to the floating charge; or

(c)	any person levies or attempts to levy any distress, attachment, execution or other process against all or any part of the Charged Property; or

(d)	the Lender receives notice of the appointment of, or a proposal or an intention to appoint, an administrator of the Borrower.

4.	Liability of Borrower

4.1	Liability not discharged

The liability of the Borrower under this debenture in respect of any of the Secured Liabilities shall not be discharged, prejudiced or affected by:

(a)	any security, guarantee, indemnity, remedy or other right held by or available to the Lender being or becoming wholly or partially illegal, void or unenforceable on any ground; or

(b)
the Lender renewing, determining, varying or increasing any facility or other transaction in any manner or concurring in, accepting or varying any compromise, arrangement or settlement or omitting to claim or enforce payment from any other person; or

(c)	any other act or omission which but for this provision might have discharged or otherwise prejudiced or affected the liability of the Borrower.

5.	Representations and Warranties

The Borrower represents and warrants to the Lender in the terms set out in Schedule 1.

6.	Covenants

The Borrower covenants with the Lender during the continuance of the security constituted by this debenture in the terms set out in Schedule 2.

7.	Powers of the Lender

The Lender shall have the powers set out in Schedule 3.

8.	Enforcement

The security constituted by this debenture shall be immediately enforceable in any of the circumstances set out in Schedule 4.

A Receiver shall have, in addition to the powers conferred on receivers by statute, the further powers set out in Schedule 5.

9.	Costs and indemnity

The Borrower shall pay to or reimburse the Lender and any Receiver on demand, on a reasonable and proportionate basis, all Costs incurred by the Lender and any Receiver in relation to:

(a)	this debenture or the Charged Property; or

(b)	protecting, perfecting, preserving or enforcing (or attempting to do so) any of the Lender's rights under this debenture; or

(c)	suing for or recovering any of the Secured Liabilities,

(including, without limitation, the Costs of any proceedings in relation to this debenture or the Secured Liabilities) together with, in the case of clause 9(b) and clause 9(c), interest on the amount due at the rate for default interest under clause 7.1 of the Facility Agreement.

The Lender and any Receiver and their respective employees and agents shall be indemnified out of the Charged Property in respect of all actions, liabilities and Costs incurred or suffered in or as a result of:

(d)	the exercise or purported exercise of any of the powers, authorities or discretions vested in them under this debenture; and

(e)	any matter or thing done or omitted to be done in relation to the Charged Property under those powers.

10.	Release

Subject to clause 12.3, upon the expiry of the Security Period (but not otherwise) the Lender shall, at the request and cost of the Borrower, take whatever action is necessary to release the Charged Property from the security constituted by this debenture.

11.	Assignment and transfer

11.1	Assignment by Lender

The Lender may at any time, with the consent of the Borrower, assign or transfer the whole or any part of the Lender's rights under this debenture to any person.

11.2	Assignment by Borrower

The Borrower may not assign any of its rights or transfer any of its obligations under this debenture or enter into any transaction, which would result in any of these rights or obligations passing to another person, without the consent of the Lender, such consent not to be unreasonably withheld.

12.	Further provisions

12.1	Independent security

This debenture shall be in addition to and independent of every other security or guarantee which the Lender may at any time hold for any of the Secured Liabilities and no prior security held by the Lender over the whole or any part of the Charged Property shall merge in the security created by this debenture.

12.2	Continuing security

This debenture shall remain in full force and effect as a continuing security for the Secured Liabilities, notwithstanding any settlement of account or intermediate payment or other matter or thing whatsoever, unless and until the Lender discharges this debenture in writing.

12.3	Discharge conditional

Any release, discharge or settlement between the Borrower and the Lender shall be deemed conditional upon no payment or security received by the Lender in respect of the Secured Liabilities being avoided or reduced or ordered to be refunded pursuant to any provision of any enactment relating to insolvency, bankruptcy, winding-up, administration or receivership and, notwithstanding any such release, discharge or settlement:

(a)
the Lender or its nominee shall be at liberty to retain this debenture and the security created by or pursuant to this debenture, including all certificates and documents relating to the whole or any part of the Charged Property, for such period as the Lender shall deem necessary to provide the Lender with security against any such avoidance or reduction or order for refund; and

(b)
the Lender shall be entitled to recover the value or amount of such security or payment from the Borrower subsequently as if such settlement, discharge or release had not occurred and the Borrower agrees with the Lender accordingly and charges the Charged Property and the proceeds of any sale of it with any liability under this paragraph.

12.4	Certificates

A certificate or determination by the Lender as to any amount for the time being due to it from the Borrower shall (in the absence of any manifest error) be conclusive evidence of the amount due.

12.5	Rights cumulative

The rights and powers of the Lender conferred by this debenture are cumulative, may be exercised as often as the Lender considers appropriate, and are in addition to its rights and powers under the general law.

12.6	Waivers

Any waiver or variation of any right by the Lender (whether arising under this debenture or under the general law) is only effective if it is in writing and signed by the Lender and applies only in the circumstances for which it was given and shall not prevent the Lender from subsequently relying on the relevant provision.

12.7	Further exercise of rights

No act or course of conduct or negotiation by or on behalf of the Lender shall in any way preclude the Lender from exercising any right or power under this debenture or constitute a suspension or variation of any such right or power.

12.8	Delay

No delay or failure to exercise any right or power under this debenture shall operate as a waiver.

12.9	Single or partial exercise

No single or partial exercise of any right under this debenture shall prevent any other or further exercise of that or any other such right.

12.10	Consolidation

The restriction on the right of consolidating mortgages contained in section 93 of the Law of Property Act 1925 shall not apply to this debenture.

12.11	Partial invalidity

The invalidity, unenforceability or illegality of any provision (or part of a provision) of this debenture under the laws of any jurisdiction shall not affect the validity, enforceability or legality of the other provisions.

12.12	Counterparts

This debenture may be executed and delivered in any number of counterparts, each of which is an original and which together have the same effect as if each party had signed the same document.

12.13	Third party rights

A third party (being any person other than the Borrower and the Lender [and its permitted successors and assigns]) has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce, or to enjoy the benefit of, any term of this debenture.

12.14	Perpetuity period

The perpetuity period applicable to all trusts declared by this debenture shall be 80 years.

13.	Notices

Any notice or other communication given under this debenture shall be in writing and shall be served by delivering it personally or by sending it by pre-paid first-class post or by fax to the address and for the attention of the relevant party as set out in Schedule 6 or such other address or fax number as may be notified in writing from time to time by the relevant party to the other party.

Receipt of any notice, given under this clause 13 , shall be deemed to be:

(a)	if delivered personally, at the time of delivery; or

(b)	in the case of pre-paid first-class letter, 48 hours from the date of posting; or

(c)	in the case fax, at the time of transmission,

but if deemed receipt occurs:

(i)    before 9:00 am on a Business Day, the notice shall be deemed to have been received at 9:00 am on that day; or

(ii)   after 5:00 pm on a Business Day or on a day that is not a Business Day, the notice shall be deemed to have been received at 9:00 am on the next Business Day.

In proving service of a notice, it shall be sufficient to prove that either:

(d)
the envelope containing such notice was addressed to the address of the relevant party as set out in Schedule 6 (or to the address as notified by that party to the other in writing ) and delivered either:

(i) to that address, or

(e)	that the notice was transmitted by facsimile to the fax number of the relevant party set out in Schedule 6 ((or to the fax number as notified by that party to the other in writing )).

Notice given under this debenture shall not be validly served if sent by e-mail.

14.	Governing law

This debenture shall be governed by and construed according to the law of England and Wales.

15.	Jurisdiction

Each party irrevocably agrees to submit to the exclusive jurisdiction of the courts of England and Wales over any claim or matter arising out of or in connection with this debenture.

The Borrower irrevocably and unconditionally:

(a)
appoints ADVANCE NANOTECH LIMITED of Savannah House, 5th Floor, 11 Charles II Street, London SW1Y 4QU as its agent to receive on its behalf in England or Wales service of any proceedings arising out of or in connection with this debenture;

(b)	agrees that the failure of such agent to forward any process served on it to the Borrower shall not impair the validity of such service or any judgment based on such service; and

(c)	consents to the service of process in any proceedings being served on it in accordance with the provisions of this debenture relating to the service of notices.

If for any reason such agent ceases to be able to act as agent or no longer has an address in England or Wales, the Borrower shall forthwith appoint a substitute agent acceptable to the Lender and deliver to the Lender the new agent's name, address and fax number.

Nothing contained in this debenture shall affect the right to serve process in any other manner permitted by law.

This agreement has been entered into on the date stated at the beginning of it.

Schedule 1 Representations and Warranties

1.	Ownership of Charged Property

The Borrower is the only legal and beneficial owner of the Charged Property free from any Encumbrance other than the Encumbrances created by this debenture.

2.	Adverse claims

The Borrower has not received or acknowledged notice of any adverse claim by any person in respect of the Charged Property or any interest in it.

3.	Adverse covenants

There are no covenants, agreements, reservations, conditions, interests, rights or other matters whatever, which materially adversely affect the Charged Property.

4.	No breach of laws

There is no breach of any law or regulation, which materially adversely affects the Charged Property.

5.	No interference in enjoyment

No facility necessary for the enjoyment and use of the Charged Property is subject to terms entitling any person to terminate or curtail its use.

6.	No overriding interests

Nothing has arisen or has been created or is subsisting, which would be an overriding interest in any Property.

7.	Avoidance of security

No Encumbrance expressed to be created pursuant to this debenture is liable to be avoided or otherwise set aside on the liquidation or administration of the Borrower or otherwise.

Schedule 2 Covenants

1.	Trading and preservation of Charged Property

The Borrower shall:

(a)
carry on its trade and business in accordance with the standards of good management from time to time current in such trade or business on those parts (if any) of the Properties as are, or may be, used for the purposes of trade or business; and

(b)
not do, or permit to be done, any act or thing, which will or might depreciate, jeopardise or otherwise prejudice the security held by the Lender or materially diminish the value of any of the Charged Property or the effectiveness of the security created by this debenture.

2.	Statutory compliance

The Borrower shall comply with any statute and all byelaws and regulations relating to its trade or business or the whole or any part of the Charged Property.

3.	Provision of information

The Borrower shall:

(a)	promptly provide to the Lender whatever information, documents or papers relating to the Charged Property as the Lender may from time to time request; and

(b)	inform the Lender promptly of any acquisition by the Borrower of, or contract made by the Borrower to acquire, any freehold, leasehold or other interest in Property.

4.	Insurance

4.1	The Borrower shall:

(a)
insure and keep insured all of its undertaking and assets with reputable and responsible insurers previously approved by the Lender in such manner and to such extent as is reasonable and customary for an enterprise engaged in the same or similar business and in the same or similar localities against such risks and contingencies as the Lender shall from time to time request;

(b)	procure that the interest of the Lender is noted on all its policies of insurance in such manner as the Lender may in its absolute discretion require; and

(c)	duly and punctually pay all premiums and any other monies necessary for maintaining its insurance in full force and effect.

4.2	The Borrower shall apply all monies received by virtue of any insurance of the whole or any part of the Charged Property:

(a)	in making good or in recouping expenditure incurred in making good any loss or damage: or

(b)	if the Lender in its discretion so requires, towards the discharge of the Secured Liabilities.

5.	Repair

The Borrower shall:

(a)
at all times keep in good and substantial repair and condition all the Charged Property including, without limitation, all buildings, erections, structures and fixtures and fittings on and in the Property;

(b)	keep all Equipment in good repair, working order and condition and fit for its purpose; and

(c)	where it is uneconomic to repair any part of the Charged Property, replace such part by another similar asset of equal or greater quality and value.

6.	Notice of breach

The Borrower shall promptly upon becoming aware of all the same give the Lender notice in writing of any breach of:

(a)	any representation or warranty set out in Schedule 1, and

(b)	any covenant set out in this Schedule 2.

7.	Inspection

The Borrower shall permit the Lender and any Receiver and any person appointed by either of them to enter upon and inspect any Property during normal business hours upon reasonable prior notice.

8.	Borrower's waiver of set-off

The Borrower waives any present or future right of set-off it may have in respect of the Secured Liabilities (including sums payable by the Borrower under this debenture).

Schedule 3 Powers of Lender

1.	Power to remedy

The Lender shall be entitled (but shall not be bound) to remedy a breach at any time by the Borrower of any of its obligations contained in this debenture and the Borrower irrevocably authorises the Lender and its agents to do all such things as are necessary or desirable for that purpose.

2.	Exercise of rights

The rights of the Lender under paragraph 1 of this Schedule 3 are without prejudice to any other rights of the Lender under this debenture and the exercise of those rights shall not make the Lender liable to account as a mortgagee in possession.

3.	Power to dispose of chattels

At any time after the security constituted by this debenture shall have become enforceable, the Lender or any Receiver:

(a)	may dispose of any chattels or produce found on any Property as agent for the Borrower; and

(b)	without prejudice to any obligation to account for the proceeds of any sale of such chattels or produce, shall be indemnified by the Borrower against any liability arising from such disposal.

4.	Prior Encumbrances

At any time after the security constituted by this debenture shall have become enforceable or after any powers conferred by any Encumbrance having priority to this debenture shall have become exercisable, the Lender may:

(a)	redeem such or any other prior Encumbrance or procure its transfer to itself; and

(b)	settle any account of that encumbrancer.

The settlement of any such account shall be conclusive and binding on the Borrower and all monies paid by the Lender to an encumbrancer in settlement of such an account shall, as from its payment by the Lender, be due from the Borrower to the Lender on current account and shall bear interest and be secured as part of the Secured Liabilities.

5.	Currencies of denomination

For the purpose of or pending the discharge of any of the Secured Liabilities the Lender may convert any monies received, recovered or realised by the Lender under this debenture (including the proceeds of any previous conversion under this paragraph 5) from their existing currencies of denomination into such other currencies of denomination as the Lender may think fit and any such conversion shall be effected at the Lender's then prevailing spot selling rate of exchange for such other currency against the existing currency. Each previous reference in this paragraph 5 to a currency extends to funds of that currency and for the avoidance of doubt funds of one currency may be converted into different funds of the same currency.

6.	New accounts

6.1
If the Lender receives notice of any subsequent charge or other interest affecting all or part of the Charged Property, the Lender may open a new account or accounts for the Borrower in the Lender's books and (without prejudice to the Lender's right to combine accounts) no money paid to the credit of the Borrower in any such new account will be appropriated towards or have the effect of discharging any part of the Secured Liabilities.

6.2
If the Lender does not open a new account or accounts immediately on receipt of notice under paragraph 6.1, then, unless the Lender gives express written notice to the contrary to the Borrower, as from the time of receipt of the relevant notice by the Lender all payments made by the Borrower to the Lender, in the absence of any express appropriation by the Borrower to the contrary, shall be treated as having been credited to a new account of the Borrower and not as having been applied in reduction of the Secured Liabilities.

7.	Lender's set-off rights

If the Lender shall have more than one account for the Borrower in its books the Lender may at any time after:

(a)	the security constituted by this debenture has become enforceable; or

(b)	the Lender has received notice of any subsequent charge or other interest affecting all or any part of the Charged Property,

transfer, without prior notice, all or any part of the balance standing to the credit of any account to any other account which may be in debit but the Lender shall notify the Borrower of the transfer once made.

8.	Indulgence

The Lender may in its discretion grant time or other indulgence or make any other arrangement, variation or release with any person or persons not being a party to this debenture (whether or not such person or persons are jointly liable with the Borrower) in respect of any of the Secured Liabilities or of any other security for them without prejudice either to this debenture or to the liability of the Borrower for the Secured Liabilities.

Schedule 4 Enforcement

1.	Enforcement events

This debenture shall be enforceable if:

(a)
any of the Secured Liabilities shall not be paid or discharged when the same ought to be paid or discharged by the Borrower (whether on demand or at scheduled maturity or by acceleration or otherwise, as the case may be); or

(b)
the Borrower shall be in breach of any of its obligations under this debenture or under any other agreement between the Borrower and the Lender and that breach (if capable of remedy) has not been remedied to the satisfaction of the Lender within 28 days of notice by the Lender to the Borrower to remedy the breach; or

(c)	the Borrower:

(i)   becomes unable to pay its debts as they fall due (and/or the value of the Borrower's assets is less than the amount of its liabilities, taking into account the Borrower's contingent and prospective liabilities); or

(ii)   commences negotiations with any one or more of its creditors with a view to the general readjustment or rescheduling of its indebtedness; or

(iii)   makes a general assignment for the benefit of, or a composition with, its creditors; or

(d)
the Borrower passes any resolution or takes any corporate action or a petition is presented or proceedings are commenced or any action is taken by any person for its winding-up, dissolution, administration or re-organisation or for the appointment of a receiver, administrative receiver, administrator, trustee or similar officer of it or of any or all of its revenues and assets; or

(e)	a distress, execution, attachment or other legal process is levied or enforced upon or sued against all or any part of the assets of the Borrower and remains undischarged for seven days; or

(f)	an Event of Default (as defined in the Facility Agreement) occurs,

and in any such event (whether or not the event is continuing), without prejudice to any other rights of the Lender, the powers of sale under the Law of Property Act 1925 shall immediately be exercisable and the Lender may in its absolute discretion enforce all or any part of the security created by this debenture as it sees fit.

2.	Statutory power of sale

The statutory power of sale shall, as between the Lender and a purchaser from the Lender, arise on and be exercisable at any time after the execution of this debenture, but the Lender shall not exercise such power of sale until the security constituted by this debenture has become enforceable under paragraph 1 of this Schedule 4.

3.	Extension of statutory powers

The statutory powers of sale, leasing and accepting surrenders exercisable by the Lender under this debenture are extended so as to authorise the Lender whether in its own name or in that of the Borrower to grant a lease or leases of the whole or any part or parts of the freehold and leasehold property of the Borrower with whatever rights relating to other parts of it and containing whatever covenants on the part of the Borrower and generally on such terms and conditions (including the payment of money to a lessee or tenant on a surrender) and whether or not at a premium as the Lender thinks fit.

4.	Protection of third parties

No purchaser, mortgagee or other person dealing with the Lender or any Receiver shall be concerned:

(a)
to enquire whether any of the Secured Liabilities have become due or payable or remain unpaid or undischarged, or whether the power the Lender or a Receiver is purporting to exercise has become exercisable; or

(b)	to see to the application of any money paid to the Lender or any Receiver.

5.	No liability as mortgagee in possession

Neither the Lender nor any Receiver nor any Administrator shall be liable to account as mortgagee in possession in respect of all or any of the Charged Property nor shall any of them be liable for any loss upon realisation of, or for any neglect or default of any nature whatsoever in connection with, all or any of the Charged Property for which a mortgagee in possession might as such be liable.

6.	Appointment of Receiver

At any time after the security constituted by this debenture becomes enforceable, or at the request of the Borrower, the Lender may without further notice:

(a)	appoint under seal or in writing by a duly authorised officer of the Lender any one or more person or persons to be a receiver or a receiver and manager of all or any part of the Charged Property; and

(b)
(subject to Section 45 of the Insolvency Act 1986) from time to time under seal or in writing by a duly authorised officer of the Lender remove any person appointed to be Receiver and may in like manner appoint another in his place.

Where more than one person is appointed Receiver, they will have power to act separately (unless the appointment by the Lender specifies to the contrary).

7.	Powers additional

7.1
The powers of sale and appointing a Receiver conferred by this debenture shall be in addition to all statutory and other powers of the Lender under the Insolvency Act 1986 and the Law of Property Act 1925 or otherwise and shall be exercisable without the restrictions contained in Sections 103 and 109 of the Law of Property Act 1925 or otherwise.

7.2
The power to appoint a Receiver (whether conferred by this debenture or by statute) shall be and remain exercisable by the Lender notwithstanding any prior appointment in respect of all or any part of the Charged Property.

8.	Agent of the Borrower

Any Receiver appointed by the Lender under this debenture shall be the agent of the Borrower and the Borrower shall be solely responsible for his acts and remuneration as well as for any defaults committed by him.

9.	Powers of Receiver

Any Receiver appointed by the Lender under this debenture shall in addition to the powers conferred on him by the Law of Property Act 1925 and the Insolvency Act 1986 have power to do all such acts and things as an absolute owner could do in the management of such of the Charged Property over which the Receiver is appointed and in particular the powers set out in Schedule 5.

10.	Order of application of proceeds

All monies received by the Lender or a Receiver (other than insurance monies) shall be applied:

(a)	first in paying all rents, taxes, rates and outgoings whatever affecting any Charged Property;

(b)	second in paying all costs, charges and expenses of and incidental to the appointment of any Receiver and the exercise of his powers and all outgoings paid by him;

(c)	third in paying the remuneration of any Receiver (as agreed between him and the Lender);

(d)	fourth in or towards discharge of the Secured Liabilities in such order and manner as the Lender shall determine; and

(e)	finally in paying any surplus to the Borrower or any other person entitled to it.

11.	Section 109(8) Law of Property Act 1925

Neither the Lender nor any Receiver shall be bound (whether by virtue of section 109(8) of the Law of Property Act 1925, which is varied accordingly, or otherwise) to pay or appropriate any receipt or payment first towards interest rather than principal or otherwise in any particular order as between any of the Secured Liabilities.

12.	Suspense account

All monies received by the Lender or a Receiver under this debenture may, at the discretion of the Lender or Receiver, be credited to any suspense or securities realised account and shall bear interest at such rate, if any, as may be agreed in writing between the Lender and the Borrower and may be held in such account for so long as the Lender or Receiver thinks fit.

13.	Power of attorney

By way of security the Borrower irrevocably appoints the Lender and every Receiver separately to be the attorney of the Borrower and in its name and on its behalf and as its act and deed to execute any documents, and do any acts and things which:

(a)	the Borrower is required to execute and do under this debenture; and

(b)	any attorney may deem proper or desirable in exercising any of the powers, authorities and discretions conferred by this debenture or by law on the Lender or any Receiver.

14.	Ratification of acts of attorney

By this debenture the Borrower ratifies and confirms and agrees to ratify and confirm anything which any of its attorneys may do in the proper and lawful exercise or purported exercise of all or any of the powers, authorities and discretions referred to in paragraph 13.

15.	Appointment of an Administrator

15.1
The Lender may without notice to the Borrower appoint any one or more persons to be an administrator of the Borrower pursuant to paragraph 14 Schedule B1 of the Insolvency Act 1986 if this debenture becomes enforceable.

15.2	Any appointment under this paragraph 15 shall:

(a)	be in writing signed by a duly authorised signatory of the Lender, and

(b)	take effect, in accordance with paragraph 19 of Schedule B1 of the Insolvency Act 1986, when the requirements of paragraph 18 of that Schedule B1 are satisfied.

15.3
The Lender may (subject to any necessary approval from the court) end the appointment of an Administrator by notice in writing in accordance with this paragraph 15 and appoint under that paragraph a replacement for any Administrator whose appointment ends for any reason.

Schedule 5 Further powers of receiver

1.	To repair and develop Properties

To undertake or complete any works of repair, building or development on the Properties.

2.	To surrender leases

To grant or to accept surrenders of any leases or tenancies affecting the Properties upon such terms and subject to such conditions as he thinks fit.

3.	To employ personnel and advisors

To provide services and employ, or engage, such managers contractors and other personnel and professional advisors on such terms as he deems expedient.

4.	To make VAT elections

To make such elections for value added tax purposes as he thinks fit.

5.	To charge remuneration

To charge and receive such sum by way of remuneration (in addition to all costs, charges and expenses incurred by him) as the Lender may prescribe or agree with him.

6.	To realise Charged Property

To collect and get in the Charged Property in respect of which he is appointed or any part thereof and for that purpose to make such demands and take any proceedings as may seem expedient and to take possession of the Charged Property with like rights.

7.	To manage or reconstruct the Borrower's business

To carry on, manage, develop, reconstruct, amalgamate or diversify or concur in carrying on, managing, developing, reconstructing, amalgamating or diversifying the business of the Borrower.

8.	To dispose of Charged Property

To grant options and licences over all or any part of the Charged Property, sell or concur in selling, assign or concur in assigning, lease or concur in leasing and accept or concur in accepting surrenders of leases of, all or any of the property of the Borrower in respect of which he is appointed in such manner and generally on such terms and conditions as he thinks fit (fixtures and plant and machinery may be severed and sold separately from the premises in which they are contained without the consent of the Borrower) and to carry any such sale, assignment, leasing or surrender into effect. Any such sale may be for such consideration as he shall think fit and he may promote or concur in promoting a Borrower to purchase the property to be sold.

9.	To make settlements

To make any arrangement, settlement or compromise between the Borrower and any other person which he may think expedient.

10.	To improve Equipment

To make substitutions of, or improvements to, the Equipment as he may think expedient.

11.	To make calls on Borrower members

To make calls conditionally or unconditionally on the members of the Borrower in respect of the uncalled capital with such and the same powers for that purpose and for the purpose of enforcing payments of any calls so made as are conferred by the Articles of Association of the Borrower on its directors in respect of calls authorised to be made by them.

12.	To appoint staff and agents

To appoint managers, officers, servants, workmen and agents for the aforesaid purposes at such salaries and for such periods and on such terms as he may determine.

13.	To insure

If he thinks fit, but without prejudice to the indemnity contained in clause 9, to effect with any insurer any policy or policies of insurance either in lieu or satisfaction of, or in addition to, such insurance.

14.	Law of Property Act 1925

To exercise all powers provided for in the Law of Property Act 1925 in the same way as if he had been duly appointed under that act and to exercise all powers provided for an administrative receiver in Schedule 1 of the Insolvency Act 1986.

15.	To borrow

For any of the purposes authorised by this Schedule 5 to raise money by borrowing from the Lender or from any other person on the security of all or any of the Charged Property in respect of which he is appointed upon such terms (including if the Lender shall consent to terms under which such security ranks in priority to this debenture) as he shall think fit.

16.	To redeem prior Encumbrances

To redeem any prior Encumbrance and to settle and pass the accounts to which the Encumbrance relates and any accounts so settled and passed will be conclusive and binding on the Borrower and the monies so paid will be deemed to be an expense properly incurred by him.

17.	Incidental powers

To do all such other acts and things as he may consider incidental or conducive to any of the matters or powers in this Schedule 5 or which he lawfully may or can do as agent for the Borrower.

18.	Scope of powers

Any exercise of any of these powers may be on behalf of the Borrower, the directors of the Borrower (in the case of the power contained in paragraph 11) or himself.

Schedule 6 Notice details

The Borrower:	Advance Homeland Security PLC Savannah House 5th Floor 11 Charles II Street London SW1Y 4QU

The Lender:	Conquistador Investments Limited Suite F8, International Commercial Centre, Main Road, Gibraltar

Executed as a deed by ADVANCE HOMELAND SECURITY PLC acting by Magnus Gittins and Tony Goncalves	....................................... Director ....................................... Director/Secretary

Executed as a deed on behalf of
CONQUISTADOR INVESTMENTS LIMITED,
a company incorporated
in Gibraltar acting by
[John Lister] [and]
[Giselle Parker], being [a] person[s] who, in accordance with the laws of that territory, [is][are] acting under the authority of the company
Signature[s]: ....................................... ....................................... Authorsied [signatory][Signatories]